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SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

by and between

TORCHLIGHT DEBT OPPORTUNITY FUND III, LLC,

a Delaware limited liability company

and

TNP SRT CONSTITUTION TRAIL, LLC,
a Delaware limited liability company

Dated as of June 10, 2013

PREPARED BY AND

AFTER RECORDING RETURN TO:

Jess R. Bressi, Esq.

McKenna Long & Aldridge LLP

2030 Main Street, 10th Floor

Irvine, CA 92614

Second Omnibus Amendment	1

SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

This SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (the “Second Amendment”) is made as of June 10, 2013, by and between TORCHLIGHT DEBT OPPORTUNITY FUND III, LLC, a Delaware limited liability company having an office c/o Torchlight Investors, 230 Park Avenue, 12th Floor, New York, New York 10169 (together with its successors, transferees, and assigns, “Lender”) and TNP SRT CONSTITUTION TRAIL LLC, a Delaware limited liability company, having an office at 4695 MacArthur Court, Suite 1100, Newport Beach, CA 92660 (“Borrower”).

RECITALS:

A.           Lender is the owner and holder of a loan in the original principal amount of $15,543,696 (the “Loan”) made to Borrower on or about October 21, 2011, by TL DOF III Holding Corporation, a Delaware corporation (“Original Lender”). On or about December 15, 2011, Original Lender assigned all of its right, title and interest in the Loan to Lender.

B.           The Loan is secured by, among other things:

(1)         that certain Mortgage, Security Agreement and Assignment of Leases and Rents, dated October 21, 2011, by Borrower in favor of Original Lender (as subsequently amended, as described in Recital C below, the “Mortgage”), recorded October 26, 2011, as Document Number 2011-00023661 in the Registrar of Deeds of McLean County, Illinois, which was assigned by Original Lender to Lender pursuant to that certain Assignment of Mortgage dated as of December 15, 2011, recorded December 28, 2011, as Document Number 2011-00029407 in the Registrar of Deeds of McLean County, Illinois; and

(2)         that certain Assignment of Leases and Rents, dated October 21, 2011, by Borrower in favor of Original Lender (as subsequently amended, as described in Recital C below, the “Assignment of Leases and Rents”), recorded October 26, 2011, as Document Number 2011-00023662 in the Registrar of Deeds of McLean County, Illinois, which was assigned by Original Lender to Lender pursuant to that certain Assignment of Assignment of Leases and Rents dated as of December 15, 2011, recorded December 28, 2011, as Document Number 2011-00029408 in the Registrar of Deeds of McLean County, Illinois.

C.           Borrower and Lender entered into that certain Omnibus Amendment to Loan Documents dated as of December 15, 2011, recorded December 28, 2011, as Document Number 2011-00029409 in the Registrar of Deeds of McLean County, Illinois (as subsequently corrected in that certain letter agreement dated as of June 6, 2012, the “First Amendment”).

D.           The real property to which the Mortgage and the Assignment of Leases and Rents relate is described in Exhibit A attached hereto and incorporated herein by this reference.

E.           Lender and Borrower have agreed to further amend the documents evidencing and securing the Loan as set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals, the agreements of the parties herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

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1.           General Provisions.

1.1.        Definitions. Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Mortgage.

1.2.        Relationship to Original Loan Documents and First Amendment. This Second Amendment and the documents to be delivered in connection herewith amend the original Loan Documents, as previously amended by the First Amendment. As expressly so amended, the Loan Documents shall remain in full force and effect. The First Amendment and this Second Amendment, and every other document delivered in connection therewith or herewith, shall also constitute “Loan Documents” as that term is used in the Loan Documents. A reference in any Loan Document to itself or to any other Loan Document shall be interpreted to refer to such Loan Document as amended by the First Amendment, this Second Amendment, and as may be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified in writing from time to time. To the extent of any inconsistency between any original Loan Document and this Second Amendment, or any inconsistency between the First Amendment and this Second Amendment, this Second Amendment shall control.

1.3.        Effective Date. This Second Amendment shall take effect upon its recordation with the Registrar of Deeds of McLean County, Illinois (the “Effective Date”).

2.           Principal Balance. As of June 1, 2013, the outstanding principal balance of the Loan was $5,621,567.18.

3.           Prepayment Premium. As of the Effective Date, Section 2(c) of the First Amendment is superseded in its entirety by the following provisions, which shall govern prepayments of the Loan, and all references in any Loan Document to the “Prepayment Premium” or to Section 1(h) of the Note shall be deemed to refer to the following:

3.1.         Borrower may not prepay the Loan in part, except in accordance with Section 3 of the First Amendment.

3.2.         Borrower may prepay the Loan in whole, but not in part, at any time prior to the Maturity Date, provided, however, that (i) all such prepayments must be accompanied by accrued, unpaid interest and the Exit Fee and (ii) all such prepayments made on or prior to September 30, 2014, must be accompanied by a prepayment premium determined as follows (the “Prepayment Premium”):

(a)          $7,950,000.00 minus

(b)          the sum of the following amounts: (A) $2,035,908.51, plus (B) all amounts of principal and interest paid on account of the Obligations after June 3, 2013, including the amount of the principal being prepaid, plus (C) any portion of a Partial Release Prepayment Amount applied as a prepayment premium in accordance with the terms of the First Amendment, but

(c)          if the amount as so determined is less than zero, then the Prepayment Premium is zero.

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4.           Entity Name Changes.

4.1.         In connection with this Second Amendment, at Borrower’s request Lender has consented to the following entity name changes, which each entity shall each accomplish not later than fifteen (15) Business Days after the Effective Date in accordance with applicable law and each entity’s organizational documents:

4.1.1       the name of Borrower will be changed from TNP SRT CONSTITUTION TRAIL, LLC, to SRT CONSTITUTION TRAIL, LLC, which entity will remain the Delaware limited liability company with I.D. # 5003431;

4.1.2       the name of Borrower’s sole member will be changed from TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, L.P., to STRATEGIC REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, which entity will remain the Delaware limited partnership with I.D. # 4605960;

4.1.3       the name of Guarantor TNP STRATEGIC RETAIL TRUST, INC. will be changed to STRATEGIC REALTY TRUST, INC., which entity will remain the Maryland corporation with I.D. # D12719449.

4.2.         The foregoing name changes shall have no effect upon the obligations of any entity under the Loan Documents. All references in the Loan Documents to any such entity by its previous name shall be deemed to refer to such entity by its changed name.

4.3.         Not later than five (5) Business Days after each name change occurs, Borrower shall provide to Lender, all in form and content reasonably acceptable to Lender:

4.3.1       with respect to each entity identified in Section 4.1 above: (a) a true, correct and complete copy of the limited liability company certificate of amendment, certificate of amendment to the certificate of limited partnership, or articles of amendment, as applicable, certified by the Secretary of State of the State of Delaware or the State Department of Assessments and Taxation of Maryland, as applicable; and (b) a certificate of good standing or status as may be available from the Secretaries of State of its jurisdiction of incorporation or formation, as applicable; and

4.3.2       with respect to Borrower: (a) a true, correct and complete copy of the Amended Application for Admission, certified by the Secretary of State of the State of Illinois; and (b) a certificate of good standing as may be available from the Secretary of State of the State of Illinois.

5.           Replacement of Manager, Management Agreement, and Assignment. In connection with this Second Amendment, at Borrower’s request Lender consents as of the Effective Date to (a) Borrower’s termination of that certain Property and Asset Management Agreement dated as of October 21, 2011, by and between Borrower and TNP Property Manager LLC, a Delaware limited liability company (previously the “Manager” as defined in the Mortgage), and (b) Borrower’s entry into that certain Property and Asset Management Agreement dated as of June 10, 2013, with Glenborough, LLC, a Delaware limited company (now the “Manager” as defined in the Mortgage as amended herein), for management of the Mortgaged Property. Lender, Borrower and such Manager are herewith executing and delivering an Assignment of Management Agreement and Subordination of Management Fees with respect to the replacement Property and Asset Management Agreement.

6.           Modification of Mortgage. As of the Effective Date, the Mortgage is hereby modified as follows:

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6.1.         Disposition of the Mortgaged Property. Section 2.18 of the Mortgage is hereby amended to add at the end thereof the following Section 2.18(c):

(c)           Notwithstanding Section 2.18(b), the following shall not constitute a sale, assignment, mortgage, pledge, hypothecation or transfer within the meaning of this Section 2.18: (i) a transfer of shares in TNP Strategic Retail Trust, Inc., a Maryland corporation to be renamed Strategic Realty Trust, Inc. (“Strategic Realty Trust, Inc.”) so long as such transfer does not cause, constitute or result in a Change in Control; or (ii) a transfer by Tony Thompson of shares in Strategic Realty Trust, Inc., owned by him, subject, however, to Lender’s prior written approval, in its reasonably- exercised discretion, of the proposed transferee.

6.2.         Events of Default. Section 5.01 of the Mortgage is hereby amended to add the following as a new sub-section (t) following existing sub-section (s):

(t)           Strategic Realty Trust, Inc. shall default in the full and timely performance of any obligation under (i) that certain Indemnity (Lahaina Gateway) dated as of June 10, 2013, executed by Strategic Realty Trust, Inc.in favor of DOF IV REIT HOLDINGS, LLC, a Delaware limited liability company, and other parties, or (ii) or that certain Indemnity (Constitution Trail) dated as of June 10, 2013, executed by Strategic Realty Trust, Inc.in favor of TORCHLIGHT DEBT OPPORTUNITY FUND III, LLC, a Delaware limited liability company, and other parties;

6.3.         Definitions. Section 7.01 of the Mortgage is hereby amended to amend, replace and restate the definitions of the following terms in their entirety as follows:

Assignment of Management Agreement: shall mean that certain Assignment of Management Agreement and Subordination of Management Fees, dated as of June 10, 2013, by and among Mortgagor, Mortgagee and Manager.

Change of Control: shall mean that the following shall occur without the prior written consent of Mortgagee: Strategic Realty Trust, Inc., a Maryland corporation shall at any time own less than 50% of the direct or indirect beneficial interests in Mortgagor.

Guarantor or Guarantors: shall mean Strategic Realty Trust, Inc., only.

Manager: shall mean Glenborough, LLC, a Delaware limited liability company.

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6.4.         State-Specific Provisions. The following is hereby added to the Mortgage as Article 12:

ARTICLE 12

State-Specific Provisions

12.1         Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 12 and the terms and conditions of this Mortgage, the terms and conditions of this Article 12 shall control and be binding.

12.2         Illinois Mortgage Foreclosure Law.

(a)          The law applicable to any foreclosure of this instrument shall be the Illinois Mortgage Foreclosure Law, Illinois Compiled Statutes, Chapter 735, Act 5, Section 15-1101, et seq., as from time to time amended (the “Act”).

(b)          In the event that any provision in this Mortgage shall be inconsistent with any provision of the Act, the provisions of the Act shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the Act.

(c)          If any provision of this Mortgage shall grant to Mortgagee any rights or remedies upon the occurrence and during the continuation of an Event of Default which are more limited than the rights that would otherwise be vested in Mortgagee under the Act in the absence of said provision, Mortgagee shall be vested with the rights granted in the Act to the full extent permitted by law.

(d)          Without limiting the generality of the foregoing, all expenses incurred by Mortgagee upon the occurrence and during the continuation of an Event of Default to the extent reimbursable under Sections 15-1510 and 15-1512 of the Act, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in this Mortgage, shall be added to the outstanding amount of the Loan.

(e)          Mortgagor acknowledges that the transaction of which the Mortgagor is a part is a transaction which does not include either agricultural real estate (as defined in Section 15-1201 of the Act) or residential real estate (as defined in Section 15-1219 of the Act), and upon the occurrence and during the continuation of an Event of Default to the full extent permitted by law, hereby voluntarily and knowingly waives its rights to reinstatement and redemption to the extent allowed under Section 15-1601(b) of the Act, and to the full extent permitted by law, the benefits of all present and future valuation, appraisement, homestead, exemption, stay, redemption and moratorium laws under any state or federal law.

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12.3         Mortgagor Waivers.

(a)          Except to the extent contrary to law, Mortgagor agrees that upon the occurrence and during the continuation of an Event of Default, Mortgagor will not at anytime insist upon or plead or in any manner whatsoever claim the benefit of any valuation, stay, extension, or exemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, so far as Mortgagor or those claiming through or under Mortgagor now or hereafter lawfully may, hereby waives upon the occurrence and during the continuation of an Event of Default the benefit of all such laws. Except to the extent contrary to law, Mortgagor hereby waives upon the occurrence and during the continuation of an Event of Default any and all right to have the Mortgaged Property marshaled upon any foreclosure of this Mortgage, or sold in inverse order of alienation, and agrees that Mortgagee or any court having jurisdiction to foreclose this Mortgage may sell the Mortgaged Property as an entirety. If any law now or hereafter in force referred to in this paragraph of which the parties or their successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this paragraph, to the extent not prohibited by law.

(b)          In the event of the commencement of judicial proceedings to foreclose this Mortgage, Mortgagor, on behalf of Mortgagor, its successors and assigns, and each and every person or entity they may legally bind acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage: (a) expressly waives any and all rights of appraisement, valuation, stay, extension and (to the extent permitted by law) reinstatement and redemption from sale under any order or decree of foreclosure of this Mortgage; and (b) to the extent permitted by applicable law, agrees that when sale is had under any decree of foreclosure of this Mortgage, upon confirmation of such sale, the officer making such sale, or his successor in office, shall be and is authorized immediately to execute and deliver to any purchaser at such sale a deed conveying the Mortgaged Property, showing the amount paid therefor, or if purchased by the person in whose favor the order or decree is entered, the amount of his bid therefor. Mortgagor acknowledges that the Mortgaged Property does not constitute “agricultural real estate,” as such term is defined in Section 15-1201 of the Act of “residential real estate,” as such term is defined in Section 15-1219 of the Act.

12.4         Maximum Amount Secured. The maximum indebtedness secured by this Mortgage shall not exceed two hundred percent (200%) of the original principal amount of the Note.

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12.5         Mortgagee in Possession. In addition to any provision of this Mortgage authorizing Mortgagee to take or be placed in possession of the Mortgaged Property, or for the appointment of a receiver, Mortgagee shall have the right, in accordance with Sections 15-1701 and 15-1702 of the Act, to be placed in possession of the Mortgaged Property or, at its request, to have a receiver appointed, and such receiver, or Mortgagee, if and when placed in possession, shall have, in addition to any other powers provided in this Mortgage, all powers, immunities and duties as provided for in Sections 15-1701, 15-1702 and 15-1703 of the Act.

12.6         Business Loan. Mortgagor covenants and agrees that (i) all of the proceeds of the Loan secured by this Mortgage will be used solely for business purposes and in furtherance of the regular business affairs of Mortgagor, (ii) the beneficiary of Mortgagor is a “business,” as that term is defined in the Illinois Interest Act, Illinois Complied Statutes, Chapter 815 ILCS 205/0.01, et seq., including Section 4(1)(c) thereof; and (iii) the entire principal obligation secured hereby constitutes: (A) a “business loan,” as that term is used in Section 205/4(1)(c) thereof; and (B) a “loan secured by a mortgage on real estate” within the purview and operation of Section 205/4(1)(l) thereof, and (iv) the indebtedness secured hereby is an exempted transaction under the Truth-In-Lending Act, 15 U.S.C. Section 1601m, et seq. and has been entered into solely for business purposes of Mortgagor and for Mortgagor’s investment or profit, as contemplated by said section.

12.7         Future Advances. This Mortgage secures not only present indebtedness but also future advances, whether such future advances are obligatory or are to be made at the option of Mortgagee, or otherwise. The amount of indebtedness secured hereby may increase or decrease from time to time, and the rate or rates of interest payable may vary from time to time.

12.8         Protective Advances. All advances, disbursements and expenditures made by Mortgagee in accordance with the terms of this Mortgage and the other Loan Documents, either before and during a foreclosure of this Mortgage, and before and after judgment of foreclosure therein, and at any time prior to sale of the Mortgaged Property, and, where applicable, after sale of the Mortgaged Property, and during the pendency of any related proceedings, in addition to those otherwise authorized by the Act, shall have the benefit of all applicable provisions of the Act.

12.9         Subordination of Management Agreements. Any property management agreement for or relating to all or any part of the Mortgaged Property, whether now in effect or entered into hereafter by Mortgagor, or any agent of Mortgagor, with a property manager shall contain a subordination provision whereby the property manager forever and unconditionally subordinates to the lien of this Mortgage any and all mechanics’ lien rights and claims that it or anyone claiming through or under it may have at any time pursuant to any statute or law (including, without limitation, the Illinois Mechanics Lien Act, 770 ILCS 60/1 et seq.). Such property management agreement or a short form thereof shall, at Mortgagee’s request, be recorded with the Office of the Recorder of Deeds of the county in which this Mortgage was filed.

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12.10       Collateral Protection Act. Pursuant to the terms of the Collateral Protection Act, Illinois Compiled Statutes, Chapter 815 ILCS 180/1 et seq., Mortgagor is hereby notified that, unless Mortgagor provides Mortgagee with evidence of the insurance required by this Mortgage or any other Loan Document, Mortgagee may purchase insurance at Mortgagor’s expense to protect Mortgagee’s interest in the Mortgaged Property or any other collateral for the indebtedness secured hereby. This insurance may, but need not, protect Mortgagor’s interests. The coverage Mortgagee purchases may not pay any claim that Mortgagor makes or any claim that is made against Mortgagor in connection with the Mortgaged Property or any other collateral for the indebtedness secured hereby. Mortgagor may later cancel any insurance purchased by Mortgagee, but only after providing Mortgagee with evidence that Mortgagor has obtained insurance as required under this Mortgage or any other Loan Document. If Mortgagee purchases insurance for the Mortgaged Property or any other collateral for the indebtedness secured hereby, Mortgagor shall be responsible for the costs of that insurance, including the insurance premiums, interest and any other charges that Mortgagee may lawfully impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the indebtedness secured hereby. The costs of the insurance may be more than the cost of insurance that Mortgagor may be able to obtain on its own.

12.11       Fixture Filing. This Mortgage also constitutes a “fixture filing” pursuant to Section 9-502 of the Illinois Uniform Commercial Code, Illinois Complied Statutes, Chapter 810 ILCS 5/1-101, et. seq. and shall be filed in the real estate records of the applicable county’s real estate records office.

(a)          Name of Debtor: TNP SRT Constitution Trail, LLC, a Delaware limited liability company, and SRT Constitution Trail, LLC.

(b)          Debtors’ Mailing Address: 4695 MacArthur Court, Suite 1100, Newport Beach, CA 92660.

(c)          Debtors’ Organizational ID: 5003431.

(d)          Address of the Property: Set forth on Exhibit A.

(e)          Name of Secured Party: Torchlight Debt Opportunity Fund III, LLC.

(f)           Address of Secured Party: c/o Torchlight Investors, 230 Park Avenue, New York, NY 10169.

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(g)          This financing statement covers the Mortgaged Property and/or any other collateral secured by the Mortgage, and any proceeds or products of such Mortgaged Property and/or any other collateral secured by the Mortgage.

(h)          Some of the above goods are or are to become fixtures on the Land described herein. Mortgagor is the record owner of the Land described herein upon which the foregoing fixtures and other items and types of property are located set forth on Exhibit A.

12.12       Maturity Date. The Loan shall be due and payable in full on or before October 31, 2014, or such earlier date as the Note may be accelerated in accordance with the terms hereof or thereof.

7.           Previous Change of Control. To the extent that there occurred a Change of Control as that term was defined in the Mortgage prior to amendment in this Second Amendment, Lender waives the resulting default under Section 4.07(l) of the Mortgage. Borrower represents and warrants to Lender that not less than 50% of the direct or indirect beneficial interests in Borrower are presently owned by Strategic Realty Trust, Inc., a Maryland corporation.

8.           No Waiver of Defaults, Rights or Remedies. The execution, delivery and acceptance of this Second Amendment and documents delivered in connection herewith do not constitute and shall not be interpreted as a waiver by Lender of any past, present or future Default or Event of Default, or an acknowledgement by Lender that there does or does not exist any breach or default under, or Default or Event of Default under and as defined in, any Loan Document, except as expressly provided in Section 7 above. With that sole exception, Lender reserves all of its rights and remedies with respect to all past, present and future Defaults and Events of Default.

9.           Reaffirmation of Loan Documents; No Other Agreements or Understandings. Borrower reaffirms and ratifies all of its liabilities, obligations, agreements and grants of security interests in real and personal property collateral under all of the Loan Documents in accordance with their terms, as modified by the First Amendment and this Second Amendment and the documents delivered in connection herewith. Borrower acknowledges that the Loan is unconditionally owing, and is due at the times expressly specified in the Loan Documents, without offset, defense or counterclaim. Borrower certifies to Lender that Lender is not in default of any of its obligations under the Loan Documents, and Borrower and related parties are herewith delivering a release to Lender and related parties. Borrower and Lender acknowledge and agree that there are no agreements, representations or understandings, written or oral, express or implied, which (a) in any way affect, modify, supplement, or condition the parties’ obligations as set forth in the Loan Documents except as expressly set forth in the First Amendment and this Second Amendment and the documents delivered in connection herewith, or (b) in any way obligate any party to further amend or modify the Loan Documents, waive any provision thereof, or forbear from enforcing the Loan Documents in accordance with their terms.

10.         No Effect on Liens, Encumbrances and Priority. Neither this Second Amendment nor any document delivered in connection herewith shall have any effect upon the continuing liens, encumbrances and priority of the Mortgage, the Assignment of Leases and Rents, or any security interests in real and personal property collateral in any other Loan Documents.

11.         Patriot Act. Borrower restates and reaffirms each of the representations and warranties of Section 8.16 of the Mortgage with respect to itself and its current principals, constituents, investors and Affiliates.

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12.         Addresses for Notice. For all purposes of all of the Loan Documents, Borrower and Lender redesignate their addresses for notice as follows:

Borrower:	TNP SRT CONSTITUTION TRAIL, LLC (or, after name change: SRT CONSTITUTION TRAIL, LLC) 4695 MacArthur Court, Suite 1100 Newport Beach, CA 92660

with copy to:	TNP STRATEGIC RETAIL TRUST, INC. (or, after name change: STRATEGIC REALTY TRUST, INC.) 4695 MacArthur Court, Suite 1100 Newport Beach, CA 92660

with copy to:	Glenborough, LLC 400 S. El Camino Real, Suite 1100 San Mateo, CA 94402 Attn: President

and with copy to:	Gibson Dunn & Crutcher LLP 2029 Century Park East Los Angeles, CA 90067 Attn: Jesse Sharf

Lender:	TORCHLIGHT DEBT OPPORTUNITY FUND III, LLC c/o Torchlight Investors 230 Park Avenue New York, NY 10169 Attn: Steve Schwartz Facsimile: (212) 883-2955

with copy to:	TORCHLIGHT DEBT OPPORTUNITY FUND III, LLC c/o Torchlight Investors 230 Park Avenue New York, NY 10169 Attn: Abbey Kosakowski, Esq. Facsimile: (212) 883-2888

and with copy to:	McKenna Long & Aldridge LLP 2030 Main Street, 10th Floor Irvine, CA 92614 Attn: Jess R. Bressi, Esq. Facsimile: (949) 251-5862

13.         Counterparts. This Agreement may be executed in counterparts, each of which constitutes an original but all of which, when taken together, shall constitute but one and the same agreement.

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IN WITNESS WHEREOF, Lender and Borrower have executed this Second Amendment as of the date first above written.

LENDER:	TORCHLIGHT DEBT OPPORTUNITY FUND III, LLC,
a Delaware limited liability company

	By:	/s/ Ramalingam Ganesh
	Name:	Ramalingam Ganesh
	Title:	Authorized Signatory

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BORROWER:	TNP SRT CONSTITUTION TRAIL, LLC,
a Delaware limited liability company

By:	TNP Strategic Retail Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

By:	TNP Strategic Retail Trust Inc.,
a Maryland corporation, its general partner

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	Chairman
Authorized Agent

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STATE OF NEW YORK	§
§
COUNTY OF NEW YORK	§

Before me, the undersigned authority, a Notary Public, on this day personally appeared Ramalingam Ganesh, Authorized Signatory of TORCHLIGHT DEBT OPPORTUNITY FUND III, LLC, a Delaware limited liability company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged that he executed and delivered the foregoing instrument for the purposes and consideration therein expressed, and as the act of said limited liability company.

Given under my hand and notarial seal this 19th day of June, 2013.

/s/ Alvaro A. Alarcon
Notary Public

My Commission Expires:

ALVARO A. ALARCON
NOTARY PUBLIC-STATE OF NEW YORK
No. 01AL6241718
Qualified in Bronx County
My Commission Expires May. 23, 2015

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ACKNOWLEDGEMENT

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

On 28th June, 2013 before me, Evis Zavalina-Franks, Notary Public, personally appeared Jeffrey S Rogers, who proved to me on the basis of satisfactory evidence to be me person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of New York that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Evis Zavalina-Franks
Signature	(Seal)

EVIS ZAVALINA-FRANKS
Notary Public - State of New York
No. 01ZA6278651
Qualified in New York Country
My Commission Expires Mar. 25, 2017

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CONSENT, REAFFIRMATION AND CERTIFICATE OF GUARANTORS

This Consent, Reaffirmation and Certificate of Guarantor (the “Consent”) is made with reference to the foregoing Second Omnibus Amendment to Loan Documents. Terms used with initial capital letters herein have the meanings set forth in the Second Amendment or the Mortgage, as applicable.

The undersigned Guarantor hereby: (a) acknowledges receipt of and consents to the Second Amendment and the documents to be delivered in connection therewith; (b) ratifies and reaffirms all of its obligations under the Recourse Guaranty and the Environmental Indemnity, and agrees that all references therein to any Loan Document shall mean such Loan Document as amended by the First Amendment and the Second Amendment and the documents delivered in connection therewith; (c) certifies to Lender that it has no offsets, counterclaims or defenses to the enforcement of the Recourse Guaranty or the Environmental Indemnity; and (d) consents to the release by Lender of Tony Thompson, an individual, from liability on the Recourse Guaranty and the Environmental Indemnity, and acknowledges and agrees that such release, if it occurs, shall have no effect upon the liability of Guarantor to Lender under the Recourse Guaranty or the Environmental Indemnity.

TNP STRATEGIC RETAIL TRUST, INC.,

a Maryland corporation

By:	/s/ Jeffrey Rogers
Name:	Jeffrey Rogers
Title:	President, Authorized Agent

For all purposes of all relevant Loan Documents, Guarantor Strategic Realty Trust Inc. redesignates its address for notice as follows:

TNP STRATEGIC RETAIL TRUST, INC.
(or, after name change: STRATEGIC REALTY TRUST, INC.
4695 MacArthur Court, Suite 1100
Newport Beach, CA 92660

with copy to:	Glenborough, LLC
400 S. El Camino Real, Suite 1100
San Mateo, CA 94402
Attn: President
and with copy to:	Gibson Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, CA 90067
Attn: Jesse Sharf

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ACKNOWLEDGEMENT

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

On 28th June 2013, before me, Evis Zavalina-Franks, Notary Public, personally appeared Jeffrey S Rogers, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of New York that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Evis Zavalina-Franks
Signature	(Seal)

EVIS ZAVALINA-FRANKS
Notary Public - State of New York
No. 01ZA6278651
Qualified in New York Country
My Commission Expires Mar. 25, 2017

Second Omnibus Amendment	17

Exhibit A

Description of Real Property

TRACK NO. 1:

Lots 1, 2, 3, 6 and 8 and Outlots 5, 7, and 12 and 500, 502, 503 in the Constitution Trail Subdivision, according to the Plat thereof recorded August 7, 2007 as Document No. 2007-21949, in McLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Second Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15763, in McLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Third Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15764, in McLEAN COUNTY, ILLINOIS.

EXCEPTING:

The First Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded February 20, 2009 as Document No. 2009-4743, in McLEAN COUNTY, ILLINOIS.

EXCEPTING:

The Fourth Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded July 1, 2009 as Document No. 2009-20923, in McLEAN COUNTY, ILLINOIS.

TRACK NO. 2:

Outlot 509 in the Third Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded June 5, 2008 as Document No. 2008-15764, in McLEAN COUNTY, ILLINOIS.

TRACK NO. 3:

Lot 20 and Outlots 506 and 507 in the First Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded February 20, 2009 as Document No. 2009-4743, in McLEAN COUNTY, ILLINOIS.

TRACK NO. 4:

Lot 9 and Outlot 510 in the Fourth Addition to Constitution Trail Centre a Planned Unit Development in the Town of Normal, according to the Plat thereof recorded July 1, 2009 as Document No. 2009-20923, in McLEAN COUNTY, ILLINOIS.

Second Omnibus Amendment	18

14-16-454-001 Lot 1;

14-16-454-002 Lot 2;

14-16-454-004 Lot 3;

14-16-380-001 Lot 6;

14-16-379-004 Lot 8;

14-16-380-002 Outlot 5;

14-16-379-005 Outlot 7;

14-16-379-001 Outlot 12;

16-16-454-003 Outlot 500;

14-16-326-003 Outlot 502;

14-16-326-002 Outlot 503;

14-16-379-006 Underlying lands for Tract No. 4;

14-16-405-002 Out lot 509;

14-16-404-004 Lot 20;

14-16-404-003 Outlot 506;

14-16-404-005 Outlot 507;

14-16-404-006 Outlot 507;

Second Omnibus Amendment	19